                                                                   EXHIBIT 10.10

                             STOCK OPTION AGREEMENT


                                  KEY EMPLOYEE



        This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between COHR Inc., a Delaware corporation (the "Company"), and the person named below as Optionee.

                                    RECITALS

        A. Optionee is an employee of the Company.

        B. The Company has adopted the 1996 Stock Option Plan of COHR Inc. (the "Plan") for the benefit of officers and managerial employees and nonemployee members of the Company's Board of Directors.

        C. The Compensation Committee of the Board of Directors of the Company (the "Committee") has approved the grant to Optionee of an option to purchase shares of the common stock, $.01 par value, of the Company (the "Common Stock") under the Plan and in accordance with the other terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

        1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Pacific Time, on the Expiration Date indicated below, or such earlier date as provided herein, and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall become exercisable to purchase the Option Shares as indicated below:


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
        Optionee:

        Date of Grant:

        Number of Option Shares:

        Exercise Price per share:

        Vesting Schedule (subject to Section 2 below):

               Date of Grant:  25% vested

               First Anniversary of Date of Grant:  50% vested

               Second Anniversary of Date of Grant:  75% vested

               Third Anniversary of Date of Grant:  100% vested

        Expiration Date:

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986.

        2. Accelerated Vesting.

               (a) Public Offering. In the event of an underwritten public offering of Common Stock on or after January 1, 1997 by the Company or by a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, Optionee shall automatically become 50% vested in the nonvested portion of the Option Shares, determined as of the date of the underwritten public offering. In such event, the remaining nonvested portion of the Option shall thereafter vest as follows:

                (i) If the underwritten public offering occurs prior to the first anniversary of the Date of Grant, then:

                    Anniversary of
                    Date of Grant               Percentage Vested
                    -------------               -----------------
                  First Anniversary                     33 1/3%
                  Second Anniversary                    66 2/3%
                  Third Anniversary                    100%


                (ii) If the underwritten public offering occurs after the first anniversary but prior to the second anniversary of the Date of Grant, then:


                      Anniversary of
                      Date of Grant               Percentage Vested
                      -------------               -----------------
                    Second Anniversary                 50%
                    Third Anniversary                 100%


                (iii) If the underwritten public offering occurs after the second anniversary but prior to the third anniversary of the Date of Grant, then:


                Anniversary of
                Date of Grant               Percentage Vested
                -------------               -----------------
              Third Anniversary                  100%


        (b) Change in Control. In the event of a Change in Control (as defined in the Plan) prior to the third anniversary of the Date of Grant, Optionee shall automatically become 100% vested in the Option Shares.

        3. Termination of Option.

        (a) Expiration Date. Except as otherwise provided herein, the Option shall terminate on the Expiration Date.

        (b) Death of Optionee. In the event of Optionee's death, the Option (to the extent it was exercisable immediately preceding Optionee's death) may be exercised within 12 months of Optionee's death, but not later than the Expiration Date.

        (c) Disability. If Optionee's employment is terminated due to Optionee's permanent and total disability, as determined by the Committee, the Option (to the extent it was exercisable as of termination of Optionee's employment) may be exercised within 12 months of Optionee's termination, but not later than the Expiration Date.

        (d) Other Employment Terminations. If Optionee's employment is terminated for any reason other than death or Optionee's permanent and total disability, the Option (to the extent it was exercisable as of termination of Optionee's employment) may be exercised within 3 months of Optionee's termination, but not later than the Expiration Date.

        4. Adjustments. In the event that the outstanding shares of Common Stock are changed into or exchanged for cash or for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares (other than for shares or securities of another corporation or by reason of reorganization), then the Committee shall make appropriate and equitable adjustments in the number and kind of shares that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

        5. Exercise. Subject to Section 3 of this Agreement, the Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the Optionee's Beneficiary. Optionee may designate his or her Beneficiary or Beneficiaries or change such designation by delivery of a written Beneficiary designation to the Company. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, accompanied by payment in full of the aggregate Exercise Price by any one or more of the following means:

        (a) Certified or cashier's check payable to the Company.

        (b) By the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance, such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) on the date the Option is exercised, provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock and provided that Optionee has either owned such shares of Common Stock for at least 6 months (or such longer period as is determined by the Company to be required by applicable accounting standards to avoid a charge to the Company's earnings) or Optionee purchased such shares on the open market.

        (c) Subject to the timing requirements of Section 5.5 of the Plan, pursuant to procedures previously approved by the Company, through the sale of the shares of Common Stock acquired on exercise of this Option through a broker-dealer to whom you have submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by you by reason of such exercise.

        6. Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to Optionee of any sums required by federal, state or local tax law to be withheld with respect to the Option in accordance with the provisions of Section 7.6 of the Plan. Optionee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Common Stock otherwise deliverable to Optionee upon the exercise of the Option to satisfy the Company's withholding obligation. Optionee's Share Withholding election is subject to the terms and conditions in Section 7.6 of the Plan, including the Committee's discretion to revoke Optionee's right to elect Share Withholding at any time before such election.

        7. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company, at 21540 Plummer Street, Chatsworth, California 91311-4103, Attention: Chief Financial Officer, or to Optionee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

        8. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered until: (a) such shares have been admitted to listing upon official notice of issuance on such stock exchange upon which shares of that class are then listed, (b) the completion of any registration or other qualification of such shares which the Committee shall, in its absolute discretion, deem necessary or advisable, (c) any approval or other clearance from any state or federal governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable has been obtained and (d) the lapse of a reasonable time period following the exercise of the Option as the Committee may establish from time to time.

        9. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

        10. Plan. The Option is being awarded pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time, provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or any of Optionee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Optionee. Until the Option shall be exercised or be forfeited or otherwise terminated, the Company


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
shall, upon written request therefor, send a copy of the Plan in its current form, to the holder of record of the Option.

        11. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

        12. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall: (a) confer upon Optionee any right to continue in the employ of the Company, or any of its subsidiaries or other affiliates, (b) affect the right of the Company, and each of its subsidiaries or other affiliates, to terminate the employment of Optionee, with or without cause, or
(c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company, or any of its subsidiaries or other affiliates, other than the Plan. Optionee hereby acknowledges and agrees that the Company, and each of its subsidiaries or other affiliates, may terminate the employment of Optionee at any time and for any reason, or for no reason, unless Optionee and the Company, or such subsidiary or other affiliate, are parties to a written employment agreement that expressly provides otherwise.

        13. Amendments. This Agreement may be amended only by a writing executed by the Company and Optionee which specifically states that it is amending this Agreement; provided that this Agreement is subject to the power of the Board of Directors of the Company to amend the Plan as provided therein.

        14. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

        15. Severability. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

        IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the Date of Grant.

                          COHR INC., a Delaware corporation


                          By:

                          Title:



              BY SIGNING BELOW, OPTIONEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN, REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF AND HEREBY ACCEPTS THIS OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF. OPTIONEE FURTHER ACKNOWLEDGES THAT HE OR SHE HAS REVIEWED THE PLAN AND THIS AGREEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS AGREEMENT. OPTIONEE HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL INTERPRETATIONS OF THE BOARD OF DIRECTORS OR OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN.

                          OPTIONEE


                          _____________________________________________
                          Signature


                          _____________________________________________
                          Street Address


                          _____________________________________________
                          City, State and Zip Code


                          _____________________________________________
                          Social Security Number

                             STOCK OPTION AGREEMENT


                              NONEMPLOYEE DIRECTOR



        This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between COHR Inc., a Delaware corporation (the "Company"), and the person named below as Optionee.

                                    RECITALS

        A. Optionee is a member of the Board of Directors of the Company ("Board") and is not an employee of the Company ("Nonemployee Director").

        B. The Company has adopted the 1996 Stock Option Plan of COHR Inc. (the "Plan") for the benefit of officers and managerial employees and Nonemployee Directors.

        C. The Compensation Committee of the Board of Directors of the Company (the "Committee") has approved the grant to Optionee of an option to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock") under the Plan and in accordance with the other terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

        1. Grant of Option: Certain Terms and Conditions. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Pacific Time, on the Expiration Date indicated below, or such earlier date as provided herein, and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall become exercisable to purchase the Option Shares as indicated below:

        Optionee:

        Date of Grant:

        Number of Option Shares:

        Exercise Price per share:

        Vesting Schedule:  100% vested

        Expiration Date:

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986.

        2. Termination of Option.

            (a) Expiration Date. Except as otherwise provided herein, the Option shall terminate on the Expiration Date.

            (b) Termination as Director. If Optionee's service as a member of the Board terminates for any reason, whether such termination is due to Optionee's resignation, removal, failure to be reelected upon the expiration of his or her term, or otherwise, then:

                 (1) If such termination is due to Optionee's resignation, the Option, and all rights of the Optionee with respect thereto, shall terminate on the Expiration Date or, if earlier, the date of the Optionee's resignation as a member of the Board.

                 (2) If such termination is due to reasons other than Optionee's resignation, the Option, and all rights of the Optionee with respect thereto, shall terminate on the Expiration Date or, if earlier, 90 days following the date Optionee ceases to be a member of the Board.

        3. Adjustments. In the event that the outstanding shares of Common Stock are changed into or exchanged for cash or for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares (other than for shares or securities of another corporation or by reason of reorganization), then the Committee shall make appropriate and equitable adjustments in the number and kind of shares that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

        4. Exercise. Subject to Section 2 of this Agreement, the Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the Optionee's Beneficiary. Optionee may designate a Beneficiary or Beneficiaries or change such designation by delivery of a written Beneficiary designation to the Company. The Option may only be exercised by the delivery to the Company of a written notice of such exercise accompanied by payment in full of the aggregate Exercise Price by any one or more of the following means:

            (a) Certified or cashier's check payable to the Company.

            (b) By the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance, such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) on the date the Option is exercised, provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock and provided that Optionee has either owned such shares of Common Stock for at least 6 months (or such longer period as is determined by the Company to be required by applicable accounting standards to avoid a charge to the Company's earnings) or Optionee purchased such shares on the open market.

            (c) Subject to the timing requirements of Section 5.5 of the Plan, pursuant to procedures previously approved by the Company, through the sale of the shares of Common Stock acquired on exercise of this Option through a broker-dealer to whom you have submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by you by reason of such exercise.

        5. Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to Optionee of any sums required by federal, state or local tax law to be withheld with respect to the Option in accordance with the provisions of Section 7.6 of the Plan Optionee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Common Stock otherwise deliverable to Optionee upon the exercise of the Option to satisfy the Company's withholding obligation. Optionee's Share Withholding election is subject to the terms and conditions in Section 7.6 of the Plan, including the Committee's discretion to revoke Optionee's right to elect Share Withholding at any time before such election.

        6. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company, at 21540 Plummer Street, Chatsworth, California 91311-4103, Attention: Chief Financial Officer, or to Optionee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

        7. Stock Exchange Requirements: Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered until: (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, (b) the completion of any registration or other qualification of such shares which the Committee shall, in its absolute discretion, deem necessary or advisable, (c) any approval or other clearance from any state or federal governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable has been obtained and (d) the lapse of a reasonable time period following the exercise of the Option as the Committee may establish from time to time.

        8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

        9. Plan. The Option is being awarded pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time, provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or any of Optionee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Optionee. Until the Option shall be exercised or be terminated, the Company shall, upon written request therefor, send a copy of the Plan, in its current form, to the holder of record of the Option.

        10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

        11. Director Rights. No provision of this Agreement or of the Option granted hereunder shall confer upon Optionee any right to continue in the service of the Company as a member of the Board and Optionee hereby acknowledges and agrees that his election to and membership of the Board shall continue to be governed by and subject to the Company's Articles of

Incorporation and Bylaws, as well as applicable state statutes, regulations, and other laws pertaining thereto.

        12. Amendments. This Agreement may be amended only by a writing executed by the Company and Optionee which specifically states that it is amending this Agreement; provided that this Agreement is subject to the power of the Board of Directors of the Company to amend the Plan as provided therein.

        13. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the Sate of California.

        14. Severability. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

        IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the Date of Grant.

                                             COHR INC., a Delaware corporation



                                             By:________________________________

                                             Title:_____________________________

               BY SIGNING BELOW, OPTIONEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN, REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF AND HEREBY ACCEPTS THIS OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF. OPTIONEE FURTHER ACKNOWLEDGES THAT HE OR SHE HAS REVIEWED THE PLAN AND THIS AGREEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS AGREEMENT. OPTIONEE HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL INTERPRETATIONS OF THE BOARD OF DIRECTORS OR OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN.



                                             OPTIONEE


                                             ___________________________________
                                             Signature

                                             ___________________________________
                                             Street Address

                                             ___________________________________
                                             City, State and Zip Code

                                             ___________________________________
                                             Social Security Number